Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ FRANKLIN E. AGNEW

Franklin E. Agnew
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ FREDERIC K. BECKER

Frederic K. Becker
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ GILBERT F. CASELLAS

Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ JAMES G. CULLEN

James G. Cullen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ WILLIAM H. GRAY, III

William H. Gray, III
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ JON F. HANSON

Jon F. Hanson
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ GLEN H. HINER

Glen H. Hiner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ CONSTANCE J. HORNER

Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ KARL J. KRAPEK

Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ ARTHUR F. RYAN

Arthur F. Ryan
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ IDA F.S. SCHMERTZ

Ida F.S. Schmertz
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ RICHARD M. THOMSON

Richard M. Thomson
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ JAMES A. UNRUH

James A. Unruh
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the “Registrant”) for the fiscal year ended December 31, 2003 (“Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/S/ STANLEY C. VAN NESS

Stanley C. Van Ness
Director